EXHIBIT 24










                        Consent of Independent Auditors



We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-48806) pertaining to the Witco Corporation Thrift Savings Plan of our report dated June 7, 1994, with respect to the financial statements and schedules of the Witco Corporation Thrift Savings Plan included in this Annual Report (Form 11-K) for the year ended December 31, 1993.





                                              ERNST & YOUNG


Stamford, Connecticut
June 7, 1994